UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITO	The Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 11, 2020, SITO Mobile, Ltd. (the “Company”), received a written notification (“Letter”) from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it fails to comply with Nasdaq Listing Rule 5550(b)(1) because the Company’s Form 10-Q for the period ended September 30, 2019 reported the Company’s stockholders’ equity fell below the required minimum of $2,500,000 and as of February 10, 2020, the Company does not meet the alternatives of market value of listed securities or net income from continuing operations standards for continued listing. Nasdaq notified the Company that this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market.

On January 13, 2020, in response to previously disclosed notifications from Nasdaq regarding the delisting of the Company’s shares, the Company requested a hearing from the Nasdaq hearing panel to discuss listing deficiencies. The Company’s request for hearing was granted and the hearing has been scheduled for February 20, 2020. At the hearing, the Company will set forth its plan to regain compliance with various Nasdaq Listing Rules. Pursuant to the Letter, discussion of the minimum stockholders’ equity requirement is to be included at the hearing. The delisting of the Company’s stock has been stayed pending a determination by the Nasdaq Hearing Panel.

The Company intends to actively consider available options to resolve the deficiency and regain compliance with Nasdaq’s minimum stockholders’ equity requirement. There can be no assurance that Nasdaq will accept the Company’s compliance plan, that the Company will be able to regain compliance with the minimum stockholders’ equity rule, or will otherwise be in compliance with other Nasdaq Listing Rules including, without limitation, the minimum bid requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: February 13, 2020	/s/ Scott L. Kauffman
Name: Scott L. Kauffman
Title: Interim Chief Executive Officer